Filed with the Securities and Exchange Commission on July 27, 2023
1933 Act Registration File No. 333-172080
1940 Act File No. 811-22525
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.	572	X
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	573	X
(Check appropriate box or boxes.)

MANAGED PORTFOLIO SERIES
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (414) 765-6844

Brian R. Wiedmeyer, President and Principal Executive Officer Managed Portfolio Series 615 East Michigan Street Milwaukee, WI 53202
(Name and Address of Agent for Service)
Copy to:

Michael P. O’Hare, Esq. Stradley Ronon Stevens & Young, LLP. 2005 Market Street, Suite 2600 Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	On August 1, 2023 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Explanatory Note: This Post-Effective Amendment No. 572 to the Registration Statement of Managed Portfolio Series (the “Trust”) is being filed for the purpose of updating the financial information and to make other permissible changes under Rule 485(b).

CornerCap Small-Cap Value Fund
Institutional Class - CSCJX
Advisor Class - CSCVX

PROSPECTUS
August 1, 2023

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CornerCap Small-Cap Value Fund
A series of Managed Portfolio Series (the “Trust”)

CORNERCAP SMALL-CAP VALUE FUND SUMMARY SECTION
Investment Objective
The CornerCap Small-Cap Value Fund (the “Fund”) seeks long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Advisor Class
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	0.50%	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Advisor Class
Management Fee	0.88%	0.88%
Shareholder Servicing Plan Fee	0.00%	0.05%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.25%
Other Expenses (1)	0.27%	0.27%
Total Annual Fund Operating Expenses (1)	1.15%	1.45%
Less: Fee Waiver and/or Expense Reimbursement (2)	-0.20%	-0.20%
Net Total Annual Fund Operating Expenses	0.95%	1.25%
(1)Other Expenses of the Institutional Class have been restated to reflect current expenses of the Fund. The Fund is the accounting successor as a result of a reorganization in which, as of the close of business on November 18, 2022, the Fund acquired all of the assets and liabilities of the CornerCap Small-Cap Value Fund, a former series of CornerCap Group of Funds (the “Predecessor Fund”). As a result, the Total Annual Fund Operating Expenses of the Institutional Class do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which are inclusive of expenses of the Predecessor Fund prior to the reorganization. Advisor Class shares incepted as of the date of the reorganization.
(2)CornerCap Investment Counsel, Inc. (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the total annual fund operating expenses to 0.95% of average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least November 18, 2025. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.
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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Operating Expenses Limitation Agreement through November 18, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$97	$318	$587	$1,355
Advisor Class	$127	$412	$747	$1,694
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2023, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund normally invests more than 80% of its net assets (including borrowings for investment, if any) in equity securities of small-cap U.S. companies. The Adviser defines small-cap companies as those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index is expected to change frequently. As of June 30, 2023, the market capitalization range of the Russell 2000® Index was between approximately $10.0 million and $11.4 billion. The Fund may also invest in real estate investment trusts (“REITs”) that are a part of the Fund’s investable universe.
The Adviser uses Fundametrics® to select stocks for the Fund. Fundametrics® is the Adviser’s proprietary, quantitative research system. Fundametrics® first evaluates all stocks in the Fund’s investable universe (U.S. domestic small-cap stocks) and groups companies with similar business models and characteristics into custom peer groups. Each peer group is then evaluated with respect to over 200 fundamental factors across all major styles (value, growth, growth at a reasonable price, price momentum, quality and risk) to find the optimized risk adjusted mix (i.e., to determine unbiasedly which blends of factors are best for each peer group). Overall, valuation generally maintains the highest weight and greatest importance within a peer group, but otherwise each peer group can have fundamental factor and style representation that is unique from the other peer groups. For example, the Software peer group generally has a higher representation of growth factors versus other peer groups, while the Banks peer group generally has a higher representation of value factors versus other peer groups.
The Fundametrics® Alpha Composite (“Alpha Composite”) is designed to identify alpha stocks, which are stocks considered to have the potential for returns in excess of the Fund’s benchmark over time (i.e., excess returns). It is comprised of two parts, the universe composite and the peer group composite. The universe composite ranks a company against all stocks in the Fund’s investable universe and helps to determine sector allocations to over or underweight, while the peer group composite ranks each stock amongst its peers for stronger stock selection.
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The Fundametrics® Financial Warnings Overlay (“Financial Warnings Overlay”) is then applied to the Fund’s investable universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to underperformance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise rank attractively in the Alpha Composite. The Fund typically buys stocks that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay and, as a final analysis, improve portfolio diversification. The Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk. A stock is determined to carry unreasonable risk when it accumulates multiple exceptions or warnings within the Financial Warnings Overlay. Warnings are customized by peer group. For example, the Banks peer group will have different risk factors tied to loan quality and capital levels that would not be relevant to Software peer group.
Buy and sell decisions are determined by the rankings produced by the Alpha Composite and the Financial Warnings Overlay. All parameters set within Fundametrics®, including the Alpha Composite and Financial Warnings Overlay, to generate the Fund’s portfolio are set at the full discretion of the Adviser based upon the Adviser’s beliefs regarding the proper approach to constructing a portfolio to meet the Fund’s investment objective. In addition, the Adviser, in its sole discretion, will continue to test, evaluate and modify these parameters over time.
The Adviser selects securities from among approximately 1,950 issuers ranked according to fundamental factors using the Adviser’s Alpha Composite. Among other fundamental factors, the Alpha Composite model emphasizes the following three key fundamental factors when choosing equity securities with the potential for excess returns:
•relative valuation (i.e., a stock’s valuation relative to its history);
•earnings growth rates, including the evaluation of both historic and forecasted rates over multiple time periods; and
•cash flow, including the evaluation of cash flow over historic, current and forecasted time periods.
From time to time, the Fund may have an allocation of greater than 25% to companies in the same economic sector, including the financial sector.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears, and could affect the value of your investment:
Market Risk. Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. Volatility in the securities market may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.
Equity Security Risk. The prices of equity securities will fluctuate – sometimes dramatically – over time and the Fund could lose a substantial part, or even all, of its investment in a particular issue.
3

Small-Capitalization Companies Risk. Small-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Value Investing Risk. The value approach to investing involves the risk that stocks of undervalued companies may remain undervalued. The Fund may suffer losses if stocks the Adviser identifies as undervalued and/or temporarily out of favor in the market were improperly identified by the Adviser as undervalued or out of favor, or if those stocks remain undervalued for an extended period of time.
Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a fund that is more widely diversified. The sectors in which the Fund may invest in more heavily will vary.
Financial Sector Concentration Risk. At times the Fund will be concentrated in securities of companies principally engaged in the banking or financial services sectors. As a result, the Fund may be subject to greater risks than a portfolio without such a concentration. This is especially true with respect to the risks associated with regulatory developments, competition, and economic developments in, or related to, the banking and financial services industries. Adverse changes in any of these areas may adversely affect the value of the Fund.
Recent Market Events Risk. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, beginning in 2020 a novel strain of coronavirus (COVID-19) spread globally, which resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world.
Portfolio Turnover Risk. As a result of its trading strategies, the Fund may have a higher portfolio turnover rate than other funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses, which may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains.
Management Risk. The specific securities selected by the Adviser may perform poorly and may cause the Fund to underperform other mutual funds with similar investment objectives.
Real Estate Investment Trusts (“REITs”) Risk. REITs are companies that invest in real estate or interests therein. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to possible declines in the value of and demand for real estate, which may cause the value of the Fund to decline.
Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
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Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the average annual returns over time compare to the performance of the Russell 2000® Value Index and Russell 2000® Index. The Russell 2000® Value Index and Russell 2000® Index represent broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is posted on the Fund’s website https://www.cornercapfunds.com/ or by calling the Fund toll-free at (888) 813-8637.
Performance shown below for periods prior to the close of business on November 18, 2022 is for the Predecessor Fund. The Fund has adopted the performance of the Predecessor Fund as a result of a reorganization in which the Fund has acquired all the assets and liabilities of the Predecessor Fund (the "Reorganization"). The Reorganization occurred as of the close of business on November 18, 2022. The primary purpose of the Reorganization was to provide shareholders with the opportunity to continue their investment in the Predecessor Fund while benefiting from lower annual fund operating expenses within a larger mutual fund trust comprised of numerous other funds. Prior to the Reorganization, the Fund was a newly formed "shell" fund with no assets and had not commenced operations.
Performance shown for the Fund’s Institutional Class prior to the Reorganization are those of the Institutional Shares of the Predecessor Fund. Performance shown for the Fund’s Advisor Class prior to the Reorganization are those of the Investor Shares of the Predecessor Fund. The Fund's portfolio management team served as the portfolio management team of the Predecessor Fund and has been the Fund's portfolio management team since inception.
Institutional Class
For Calendar Years Ended December 31,
For the calendar year-to-date period ended June 30, 2023, the total return for the Institutional Class shares of the Fund was 1.91%.
During the period of time shown in the bar chart, the highest return for a quarter was 26.72% for the quarter ended December 31, 2020, and the lowest return for a quarter was -33.72% for the quarter ended March 31, 2020.
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Average Annual Total Returns For the Periods Ended December 31, 2022
Institutional Class (1)	1 Year	5 Year	10 Year	Since Inception 9/30/92
Return Before Taxes	-8.42%	6.60%	11.15%	9.51%
Return After Taxes on Distributions	-10.71%	3.29%	7.67%	7.68%
Return After Taxes on Distributions and Sale of Fund Shares	-3.83%	4.29%	7.86%	7.67%
Advisor Class (2)
Return Before Taxes	-8.66%	6.29%	10.91%	9.43%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	-14.48%	4.13%	8.48%	9.97%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-20.44%	4.13%	9.01%	9.05%
(1)Performance shown for Institutional Class prior to the Reorganization, which occurred as of the close of business on November 18, 2022, is that of the Predecessor Fund’s Institutional Shares. Institutional Shares of the Predecessor Fund commenced operations on December 29, 2015. Performance for the 10 year and Since Inception periods is a blended average annual return which includes the returns of Investor Shares of the Predecessor Fund (inception date September 30, 1992) prior to the commencement of operations of Institutional Shares of the Predecessor Fund, and is calculated using the fees and expenses in effect for the Investor Shares during the periods shown, net of any applicable fee and expense limitations or waivers. If Institutional Shares had been available during periods prior to December 29, 2015, the performance shown may have been different. The performance shown for the periods following the Predecessor Fund's commencement of Institutional Shares reflects the fees and expenses of Institutional Shares, net of any applicable fee and expense limitations or waivers. Performance shown for periods following the Reorganization is that of the Fund’s Institutional Class.
(2)Performance shown for Advisor Class prior to the Reorganization, which occurred as of the close of business on November 18, 2022, is that of the Predecessor Fund’s Investor Shares, and is calculated using the fees and expenses in effect for the Investor Shares during that period, net of any applicable fee and expense limitations or waivers. Performance shown for periods following the Reorganization is that of the Fund’s Advisor Class.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
CornerCap Investment Counsel, Inc. is the investment adviser for the Fund.
Portfolio Managers
The Adviser employs a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Fund’s investments.
6

Portfolio Manager	Years Managing the Fund
J. Cannon Carr, Jr., Chief Executive Officer for the Adviser	Since July 2013 of the Predecessor Fund
Jeffrey P. Moeller, Director of Research for the Adviser	Since March 2005 of the Predecessor Fund
Joshua Tucker, Research Analyst of the Adviser	Since the November 2022 inception of the Fund
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to CornerCap Small-Cap Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at (888) 813-8637, by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. The minimum initial and subsequent investment may be modified for certain financial firms that submit orders on behalf of their customers.

Institutional Class / Advisor Class
Minimum Initial Investment	$2,000
Minimum Subsequent Investment	$250
Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS
Investment Objective
The Fund seeks long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities. The Fund’s investment objective may be changed without a shareholder vote upon 60 days’ notice to shareholders. Additionally, the Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders.
Principal Investment Strategies
The Fund is actively managed and invests primarily in equity securities listed on a U.S. exchange based on the results of a proprietary, quantitative research system called “Fundametrics®” developed by the Adviser. The Adviser evaluates data inputs for accuracy and monitors for external events (e.g., litigation, loss of a primary customer, special dividends, etc.) that may not be incorporated into the model, which may result in a portfolio with some deviation from the model’s recommendations. To achieve its objectives, the Fund normally invests more than 80% of its net assets (including borrowings for investment, if any) in equity securities of small-cap U.S. companies. The Adviser defines small-cap companies as those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index is expected to change frequently. As of June 30, 2023, the market capitalization range of the Russell 2000® Index was between approximately $10.0 million and $11.4 billion. The Fund may also invest in real estate investment trusts (“REITs”) that are a part of the Fund’s investable universe.
The Adviser uses Fundametrics® to select stocks for the Fund. Fundametrics® evaluates all stocks in the Fund’s investable universe (U.S. domestic small-cap stocks) with respect to over 200 fundamental factors. Fundametrics® starts with building an investable universe and ends with an evaluation of every company in the investable universe. The Fundametrics® Alpha Composite (“Alpha Composite”) and the Fundametrics® Financial Warnings Overlay (“Financial Warnings Overlay”) are important components within the Fundametrics® system that help formulate buy and sell decisions.
Fundametrics® first groups companies with similar business models and characteristics into custom peer groups. Each peer group is then evaluated with respect to over 200 fundamental factors across all major styles (value, growth, growth at a reasonable price, price momentum, quality and risk) to find the optimized risk adjusted mix (i.e., to determine unbiasedly which blends of factors are best for each peer group). Overall, valuation generally maintains the highest weight and greatest importance within a peer group, but otherwise each peer group can have fundamental factor and style representation that is unique from the other peer groups. For example, the Software peer group generally has a higher representation of growth factors versus other peer groups, while the Banks peer group generally has a higher representation of value factors versus other peer groups.
The Alpha Composite is designed to identify alpha stocks, which are stocks considered to have the potential for returns in excess of the Fund’s benchmark over time (i.e., excess returns). It is comprised of two parts, the universe composite and the peer group composite. The universe composite ranks a company against all stocks in the Fund’s investable universe and helps to determine sector allocations to over or underweight, while the peer group composite ranks each stock amongst its peers for stronger stock selection.
8

The Financial Warnings Overlay is then applied to the Fund’s investable universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to underperformance. Examples of risk factors include, but are not limited to, leverage, accruals, and short lending data. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. The Fund typically buys stocks that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay and, as a final analysis, improve portfolio diversification. The Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk. A stock is determined to carry unreasonable risk when it accumulates multiple exceptions or warnings within the Financial Warnings Overlay. Warnings are customized by peer group. For example, the Banks peer group will have different risk factors tied to loan quality and capital levels that would not be relevant to Software peer group.
Stocks that are attractively valued relative to their growth potential are stocks of companies that the Adviser believes have strong prospects for growth in the near or long-term and trade at a valuation discount to companies of comparable growth. Undervalued stocks are stocks that the Adviser believes, based on its financial and other analysis of the securities, should be valued higher. Temporarily out of favor stocks are stocks of companies that the Adviser believes have been devalued by negative sentiment or opinion among market participants, either about the companies, the companies’ industries, the companies’ prospects or similar matters, but that the Adviser believes will not last over the long term based on the Adviser’s financial or other analysis of the securities.
Buy and sell decisions are determined by the rankings produced by the Alpha Composite and the Financial Warnings Overlay. All parameters set within Fundametrics®, including the Alpha Composite and Financial Warnings Overlay, to generate the Fund’s portfolio are set at the full discretion of the Adviser based upon the Adviser’s beliefs regarding the proper approach to constructing a portfolio to meet the Fund’s investment objective. In addition, the Adviser, in its sole discretion, will continue to test, evaluate and modify these parameters over time.
The Adviser selects securities from among approximately 1,950 issuers ranked according to fundamental factors using the Adviser’s Alpha Composite. Among other fundamental factors, the Alpha Composite model emphasizes the following three key fundamental factors when choosing equity securities with the potential for excess returns:
•relative valuation (i.e., a stock’s valuation relative to its history);
•earnings growth rates, including the evaluation of both historic and forecasted rates over multiple time periods; and
•cash flow, including the evaluation of cash flow over historic, current and forecasted time periods.
The Adviser may also consider other factors such as diversification and risk in determining whether a particular security has the potential for appreciation. The Fund’s portfolio will typically hold between 250 and 350 individual stocks.
From time to time, the Fund may have an allocation of greater than 25% to companies in the same economic sector, including the financial sector.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
The Fund may also invest in short-term U.S. government obligations or cash-equivalent instruments, such as money market funds.
9

Principal Risks
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk discussed below is considered a principal risk of investing in the Fund, regardless of the order in which it appears and could affect the value of your investment:
Market Risk. Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. Volatility in the securities market may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.
Equity Security Risk. The prices of equity securities will fluctuate – sometimes dramatically – over time and the Fund could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock. Price fluctuations may reflect changes in the issuing company’s financial condition, overall market conditions (including changes in interest rates) or even perceptions in the marketplace about the issuing company or economic trends. Additionally, common stock is the last class of security to be paid in the event of bankruptcy.
Small-Capitalization Companies Risk. Small-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Value Investing Risk. The value approach to investing involves the risk that stocks of undervalued companies may remain undervalued. The Fund may suffer losses if stocks the Adviser identifies as undervalued and/or temporarily out of favor in the market were improperly identified by the Adviser as undervalued or out of favor, or if those stocks remain undervalued for an extended period of time.
Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a fund that is more widely diversified. The sectors in which the Fund may invest in more heavily will vary.
Financial Sector Concentration Risk. At times the Fund will be concentrated in securities of companies principally engaged in the banking or financial services sectors. As a result, the Fund may be subject to greater risks than a portfolio without such a concentration. This is especially true with respect to the risks associated with regulatory developments, competition, and economic developments in, or related to, the banking and financial services industries. Companies in these industries are subject to risks from increased competition within the sector, changes in legislation or government regulations affecting the banking and financial services industries, and economic downturns. During times of such concentration, adverse changes in any of these areas may adversely and disproportionately affect the value of the Fund.
Recent Market Events Risk. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, beginning in 2020 a novel strain of coronavirus (COVID-19) spread globally, which resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world.
10

Portfolio Turnover Risk. As a result of its trading strategies, the Fund may have a higher portfolio turnover rate than other funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses, which may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains.
Management Risk. The specific securities selected by the Adviser may perform poorly and may cause the Fund to underperform other mutual funds with similar investment objectives. Investments selected by the Adviser for the Fund may not perform to the market’s or the Adviser’s expectations. The Fund’s performance may deviate from overall market returns to a greater degree than funds that did not employ a similar strategy.
Real Estate Investment Trusts (“REITs”) Risk. REITs are companies that invest in real estate or interests therein. REITS’ stock is generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.
Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Temporary Defensive Positions
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. Under such circumstances, the Fund may invest up to 100% of its assets in cash, cash equivalents or money market securities. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.
DISCLOSURE OF PORTFOLIO HOLDINGS
A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).
MANAGEMENT OF THE FUND
The Adviser
CornerCap Investment Counsel, Inc., located at 1355 Peachtree Street NE, Suite 1700, Atlanta, Georgia, 30309, is the Fund’s adviser. The Adviser was formed in 1989 and has over three decades of experience providing investment management services to various funds. The Adviser is controlled by Mr. Thomas E. Quinn.
The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser provides the personnel needed to fulfill its obligations under its advisory agreement, performs certain administrative services and furnishes office space necessary to perform such duties. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.88% of the Fund’s average daily net assets. For the fiscal year ended March 31, 2023 (inclusive of the period prior to the Reorganization), as a result of the operating expense limitation agreement, the Fund effectively paid a management fee equal to 0.83%.
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The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the total annual fund operating expenses to 0.95% of average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least November 18, 2025. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser.
A discussion regarding the basis of the Board’s approval of the investment advisory agreement is available in the Fund’s annual report to shareholders dated March 31, 2023.
Portfolio Managers
J. Cannon Carr, Jr., Chief Investment Officer of the Adviser, Jeffrey P. Moeller, Director of Research of the Adviser, and Joshua Tucker, Research Analyst of the Adviser are the portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s investments.
Mr. Carr is Chief Investment Officer of the Adviser and has been with the firm since 2007. He leads the Adviser’s investment committee, which oversees management of the Adviser’s investment research and products, including the Fund. Prior to 2007, Mr. Carr was a Senior Equity Analyst on Wall Street for ten years. Mr. Carr has managed the Predecessor Fund since 2013 and the Fund since inception in 2022.
Mr. Moeller, Director of Research and portfolio manager with the Adviser, has been with the Adviser since 2000, and his duties have included development of Fundametrics® research platform, portfolio management, and investment research. Mr. Moeller is a CFA Charterholder. Mr. Moeller has managed the Predecessor Fund since 2005 and the Fund since inception in 2022.
Mr. Tucker, research analyst with the Adviser, has been with the Adviser since 2013 and his duties include development of Fundametrics® research platform and investment research. Mr. Tucker is a CFA Charterholder. Mr. Tucker has managed the Fund since inception in 2022.
The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of securities in the Fund.
SHAREHOLDER INFORMATION
Pricing of Fund Shares
Shares of the Fund are sold based on the NAV per share which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
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The Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. Fixed income securities with remaining maturities of 60 days or less are valued at amortized cost. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the policies and procedures of the Fund and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.
When fair value pricing is employed, the security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund was using market value pricing.
Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. In addition, the Fund’s investments in smaller capitalization companies are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. The Trust anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.
How to Buy Shares
For the both the Institutional Class and Advisor Class, the minimum initial investment amount is $2,000 and the minimum subsequent investment amount is $250. Your financial intermediary may impose different investment minimums. Please contact them for additional details.
Although not limited to the list below, the Fund’s minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
•current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);
•any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•current employees of the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, (doing business as U.S. Bank Global Fund Services) (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;
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•existing clients of the Adviser, their employees and immediate family members of such employees;
•registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor; and
•qualified broker-dealers who have entered into an agreement with the Fund’s distributor.
You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network through an authorized bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at (888) 813-8637. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”
All checks must be in U.S. dollars drawn on a domestic U.S. bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.
To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent shareholder statement received from the Transfer Agent. If you do not have the Invest by Mail form include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.
All purchase requests must be received in “good order.” “Good order” generally means that your purchase request includes the name of the Fund and share class to be purchased; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the name of the Fund.
In addition to cash purchases, the Fund reserves the right to accept shares purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Fund. For further information, you may call a customer service representative of the Fund toll-free at (888) 813-8637.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at (888) 813-8637 if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
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Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Fund reserves the right to refuse purchases from shareholders who must file a Form W-8.
Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Fund to the Transfer Agent at the following address:

CornerCap Funds
CornerCap Small-Cap Value Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

CornerCap Funds
CornerCap Small-Cap Value Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
Note:    The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the Transfer Agent.
Purchasing Shares by Telephone
If you accepted telephone options on your account application or by subsequent arrangement in writing with the Fund and your account has been open for at least seven business days, you may purchase additional shares by calling the Fund toll-free at (888) 813-8637. You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
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Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: CornerCap Small-Cap Value Fund
Shareholder Registration
Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at (888) 813-8637. Your bank may charge you a fee for sending a wire payment to the Fund.
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank National Association are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Subsequent Investments
Subject to the minimum subsequent investment amount described above, you may add to your account at any time by purchasing shares by mail, telephone or wire. You must call to notify the Fund at (888) 813-8637 before wiring. All subsequent purchase requests must include the Fund name, your name, address and your shareholder account number.
Automatic Investment Plan
For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to automatically withdraw any amount of at least $100, on a monthly, bi-monthly or quarterly basis, from your personal checking or savings account that you wish to invest in the Fund. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.
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Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call (888) 813-8637 for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. Direct shareholder accounts may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by other institutions may vary.
Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
Cancellations and Modifications
The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.
How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.
In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. You should send your redemption request to:
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Regular Mail	Overnight Express Mail
CornerCap Small-Cap Value Fund	CornerCap Small-Cap Value Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202
NOTE:        The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the Transfer Agent.
By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $50,000, by calling the Transfer Agent at (888) 813-8637 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Redemption requests received before the close of trading on the NYSE will be priced based on net asset value calculated as of the close of trading. Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. A wire fee of $15 will be deducted from your redemption proceeds for complete redemption and any redemption to redeem a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.
Shares held in IRA or other retirement accounts may be redeemed by telephone at (888) 813-8637. Investors will be asked whether or not to withhold federal income taxes from any distribution.
You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (888) 813-8637 for instructions.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Fund will use reasonable procedures to attempt to confirm that all telephone instructions are genuine, such as requesting a shareholder to correctly state:
•His or her Fund account number;
•The name in which his or her account is registered; and/or
•The Social Security or taxpayer identification number under which the account is registered.
If an account has more than one owner or person authorized to perform transactions, the Fund will accept telephone instructions from any one owner or authorized person.
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Wire Redemption
Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.
Systematic Withdrawal Program
If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Fund’s systematic withdrawal option allows you to move money automatically from your Fund account via check to your address of record or to your bank account according to the schedule you select. The minimum systematic withdrawal amount is $100.
To select the systematic withdrawal option, you must check the appropriate box on your New Account Application or submit a written request that should include the frequency, amount of the withdrawal, payment method, the account number and the signature(s) of all owners. You may elect to change or terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences. For more information about this service, please see call the Transfer Agent at (888) 813-8637.
Payment of Redemption Proceeds
The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. The Fund charges a 0.50% redemption fee that is applicable to all redemptions made within 30 days of your purchase of shares in the Fund.
Redemption “In-Kind”
The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind). Specifically, if the amount you are redeeming from the Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you may incur a taxable capital gain or loss as a result of the distribution. In addition, you will bear any market risks associated with such securities until they are converted into cash.
Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
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A signature guarantee from either a Medallion program member or a non-Medallion program member is required to redeem shares in the following situations:
•If ownership is changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days;
•For all redemptions in excess of $50,000 from any shareholder account, including IRAs.
In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Fund may waive any of the above requirements in certain instances such as when the security holder requesting the redemption is well-known to the Adviser or has a well-established business relationship with the Adviser.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Other Information about Redemptions
The Fund may redeem the shares in your account if the value of your account falls below $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.
Cancellations and Modifications. The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to pay out dividends, if any, annually, and distribute any net realized capital gains to its shareholders at least annually. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date for the distribution.
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TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund implements these tools to the best of its ability and in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.
Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
Redemption Fee. The Fund charges a 0.50% redemption fee that is applicable to all redemptions (sales or exchanges) made within 30 days of your purchase of shares in the Fund. The redemption fee is not a fee to finance sales or sales promotion expenses, but are paid to the Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares. Redemption fees are deducted from redemption proceeds and retained by the Fund, not the Adviser. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time. No redemption fee will be charged on the sale of Fund shares that were acquired prior to the Reorganization.
Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Pricing of Fund Shares.”
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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.
TAX CONSEQUENCES
Below, the Fund has summarized some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
The Fund intends to pay out dividends, if any, annually, and distribute any net realized capital gains to its shareholders at least annually.  Dividends of net investment income and distributions from the Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from the Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to non-corporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.
A Medicare contribution tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of Fund shares.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.
Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.
The Fund (or its administrative agent) will send you a report annually summarizing the amount and tax aspects of your distributions.
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By law, the Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning after December 31, 2017 and before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is the first-in first-out method, this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. A shareholder may elect, on an account-by-account basis, to use a method other than first-in first-out method by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the first-in first-out method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the first-in first-out method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
If you redeem your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Internal Revenue Code of 1986 limits the deductibility of capital losses in certain circumstances.
An exchange of shares of one Fund for shares of another Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.
Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making their investment decisions. If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your own tax adviser concerning federal, state and local tax considerations of an investment in the Fund.
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SHARE CLASS INFORMATION AND DISTRIBUTION ARRANGEMENTS
Description of Classes
The Fund offers the Institutional Class and Advisor Class, each of which is subject to a minimum initial investment of $2,000.
Institutional Class shares are purchased with no upfront sales charge so the full amount of your purchase is invested in the Fund. Institutional Class shares are not subject to Rule 12b-1 Fees or Shareholder Servicing Fees. Institutional Class shares are available both through the Transfer Agent and broker-dealers or other financial intermediaries that have made arrangements with the Fund to sell the Fund’s Institutional Class shares. Consult your financial intermediary for information on the availability of the Fund’s Institutional Class shares.
Advisor Class shares are purchased with no upfront sales charge so the full amount of your purchase is invested in the Fund. As discussed below, Advisor Class shares are subject to a Rule 12b-1 Fee and a Shareholder Servicing Fee. Advisor Class shares are available through broker-dealers or other financial intermediaries that have made arrangements with the Fund to sell the Fund’s Advisor Class shares. Consult your financial intermediary for information on the availability of the Fund’s Advisor Class shares.
Additional Payments to Dealers
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Fund shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in these programs may be required to pay a commission and/or other forms of compensation to the broker. Ask your salesperson or visit your financial intermediary’s website for more information.
Distributor
Foreside Fund Services, LLC (the “Distributor”) is located at Three Canal Plaza, Suite 100, Portland, Maine 04101, and is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Fund are offered on a continuous basis.
Rule 12b-1 Distribution and Service Fees
The Trust has adopted a Rule 12b-1 Plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related and/or shareholder services provided by such entities, an annual fee of up to 0.25% of the average daily net assets of the Advisor Class. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders.
Because the Distribution and Service (12b-1) Fees are paid on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.
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Shareholder Servicing Plan Fees
The Trust has adopted a Shareholder Servicing Plan under which the Fund’s Advisor Class shares may pay a shareholder servicing fee of up to 0.05% of the class’ respective average daily net assets for non-distribution personal shareholder services provided to the Fund by financial institutions, including the Adviser or its affiliates. Non-distribution personal shareholder services for which such fees are paid may include: establishing and maintaining shareholder accounts; processing subscriptions, redemptions, distributions, and tax reports; forwarding communications from the Fund to its shareholders; responding to shareholder inquiries; and making modifications to shareholder account records and options.
Service Fees – Other Payments to Third Parties
The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
ADDITIONAL INFORMATION
Inactive Accounts
The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
Fund Mailings
Statements and reports that the Fund sends to you include the following:
•Confirmation statements (after every transaction that affects your account balance or your account registration);
•Annual and semi-annual shareholder reports (every six months); and
•Quarterly account statements.
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
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Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (888) 813-8637 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
General Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:
•Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•Reject any purchase request for any reason. Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);
•Redeem all shares in your account if your balance falls below the minimum initial investment amount due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;
•Delay paying redemption proceeds for more than seven calendar days after receiving a request under the circumstances described below; and
•Reject any purchase or redemption request that does not contain all required documentation and is not in good order.
Before redeeming recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to redeem the Fund’s shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days for:
1.any period during which the NYSE is closed (other than customary week-end or holiday closings) or trading on the NYSE is restricted;
2.any period during which an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or
3.such other periods as the SEC may permit for the protection of the Fund’s shareholders.
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If you accepted telephone options on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
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FINANCIAL HIGHLIGHTS
The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). As of the close of business on November 18, 2022, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of the Predecessor Fund. Upon completion of the reorganization, the Fund’s shares assumed the performance, financial, and other historical information of those of the Predecessor Fund. Pursuant to the reorganization, the Institutional Shares and Investor Shares of the Predecessor Fund reorganized into the Fund’s Institutional Class.
The information in the following tables for the fiscal year ended March 31, 2023 has been derived from the Fund’s financial statements which have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report which is available upon request. The information in the tables below for the fiscal periods prior to November 18, 2022 has been derived from the financial statements audited by the independent registered public accounting firm for the Predecessor Fund, which was also Cohen & Company, Ltd. These financial statements from prior fiscal years are available upon request.
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CornerCap Small Cap Value Fund - Institutional Class
For a Fund share outstanding throughout each year.	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
PER COMMON SHARE DATA
Net asset value, beginning of year	$14.93	$18.16	$9.69	$13.15	$15.30

INVESTMENT OPERATIONS:
Net investment income (1)	0.12	0.17	0.18	0.14	0.13
Net realized and unrealized gain (loss) on investments	(1.31)	1.63	8.43	(3.48)	(0.39)
Total from investment operations	(1.19)	1.80	8.61	(3.34)	(0.26)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.17)	(0.14)	(0.12)	(0.08)
Net realized gains	(1.19)	(4.86)	—	—	(1.81)
Total distributions	(1.27)	(5.03)	(0.14)	(0.12)	(1.89)

Paid-in Capital from Redemption Fees (1)	– (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$12.47	$14.93	$18.16	$9.69	$13.15
Total Return	(8.12)%	9.45%	89.19%	(25.72)%	(0.68)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of year (000s)	$125,211	$69,206	$63,407	$27,890	$34,161

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before expense waiver	1.08%	1.00%	1.00%	1.00%	1.00%
After expense waiver	0.98%(3)	1.00%	1.00%	1.00%	1.00%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
After expense waiver	0.96%	0.96%	1.31%	1.05%	0.84%

Portfolio Turnover Rate	131%	116%	121%	127%	147%
(1)Per share amounts calculated using the average shares method.
(2)Less than $0.005 per share.
(3)Effective November 18, 2022, the Adviser entered into an Operating Expenses Limitation Agreement to ensure that total annual operating expenses do not exceed 0.95% of the average daily net assets of the Fund (See Note 4 in Notes to Financial Statements).

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CornerCap Small Cap Value Fund - Advisor Class
For a Fund share outstanding throughout the period.	Period Since Commencement of Operations (1) through March 31, 2023
INSTITUTIONAL SHARES PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$14.21

INVESTMENT OPERATIONS:
Net investment income	0.05(2)
Net realized and unrealized loss on investments	(0.60)
Total from investment operations	(0.55)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)
Net realized gains	(1.19)
Total distributions	(1.26)
Net asset value, end of period	$12.40
Total return(3)	(4.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000s)	$9

RATIOS OF EXPENSES TO AVERAGE NET ASSETS(4):
Before expense waiver	1.45%
After expense waiver	1.25%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS(4):
After expense waiver	1.15%

Portfolio Turnover Rate	131%
(1)Commencement of operations of the Advisor Class was November 18, 2022.
(2)Per share amounts calculated using the average shares method.
(3)Not annualized.
(4)Annualized.

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PRIVACY NOTICE
The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).
The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.
PN-1

Investment Adviser
CornerCap Investment Counsel, Inc.
1355 Peachtree Street NE, Suite 1700
Atlanta, Georgia 30309
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202
Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

CornerCap Small-Cap Value Fund
A series of Managed Portfolio Series
You can find more information about the Fund in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”), when available, will provide the most recent financial reports and portfolio listings. The annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.
The SAI and the Shareholder Reports will be available free of charge on the Fund’s website at https://www.cornercapfunds.com/. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Fund by calling the Fund toll-free at (888) 813-8637 or by writing to:
CornerCap Small-Cap Value Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Reports and other information about the Fund are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑22525.)

CornerCap Small-Cap Value Fund
Institutional Class - CSCJX
Advisor Class - CSCVX

STATEMENT OF ADDITIONAL INFORMATION
August 1, 2023

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(888) 813-8637

This Statement of Additional Information (“SAI”) provides general information about the CornerCap Small Cap Value Fund (the “Fund”), a series of Managed Portfolio Series (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund's current prospectus dated August 1, 2023 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Fund’s annual report to shareholders for the fiscal year ended March 31, 2023 is incorporated by reference into this SAI. To obtain a copy of the Prospectus and/or Annual Report, free of charge, please write or call the Fund at the address or toll-free telephone number above, or visit the Adviser’s website at https://www.cornercapfunds.com.

THE TRUST AND THE FUND
The Trust is a Delaware statutory trust organized on January 27, 2011, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).
The Fund is series of the Trust. The Fund has two classes of shares: Institutional Class and Advisor Class. The Fund is the accounting successor as a result of a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and liabilities of the CornerCap Small-Cap Value Fund, a former series of CornerCap Group of Funds (the “Predecessor Fund”). The Fund is managed by CornerCap Investment Counsel, Inc. (the “Adviser”). The Fund is a diversified series of the Trust and has its own investment objective and policies.
Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Fund does not hold itself out as related to any other series within the Trust, nor does it share the same investment adviser with any other series of the Trust. The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee, or may be accessed free of charge at the SEC’s website at www.sec.gov. As permitted by Delaware law, the Trust’s Board of Trustees (the “Board”) may create additional series (and classes thereof) of the Trust and offer shares of these series and classes under the Trust at any time without the vote of shareholders.
All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.
Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the 1940 Act, or when the matters affect only the interest of a particular series or class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.
The Trust does not normally hold annual meetings of shareholders. Meetings of the shareholders shall be called by any member of the Board upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, such request specifying the purpose or purposes for which such meeting is to be called.
The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.
All consideration received by the Trust for the issue or sale of the Fund's shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.

INVESTMENT POLICIES
The discussion below supplements information contained in the Fund’s Prospectus as to the investment policies and risks of the Fund. Unless an investment strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under the “Fundamental and Non-Fundamental Investment Limitations” in this SAI, or by applicable law, the Fund may hold securities and engage in various strategies as described hereafter, but are not obligated to do so. The Fund might not invest in all of these types of securities or use all of these techniques at any one time. The Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund’s investment objective, policies and restrictions described in the Fund’s Prospectus and/or this SAI, as well as by applicable laws.
Investment Objective
The investment objective of the Fund is set forth under the “Summary Section” in the Fund’s Prospectus.
Diversification
The Fund is diversified. This means that as to 75% of the Fund’s total assets, excluding cash, government securities and securities of other investment companies, (1) no more than 5% may be invested in the securities of a single issuer, and (2) the Fund may not hold more than 10% of the outstanding voting securities of a single issuer.
Percentage Limitations
The Fund’s compliance with its investment policy and limitations will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing or illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.
Temporary Defensive Positions
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. Under such circumstances, the Fund may invest up to 100% of its assets in cash, cash equivalents or money market securities. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.
The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below.
Equity Securities
Equity Securities. Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stocks. Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Real Estate Investment Trusts. A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets certain definitional requirements of the Internal Revenue Code of 1986 (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.
REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for the favorable U.S. federal income tax status generally available to REITs under the Code or to maintain exemption from the Investment Company Act of 1940 (the “1940 Act”).
Small-capitalization Companies. Small-capitalization companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Foreign Securities
The Fund may invest in securities of non-U.S. issuers. The Fund’s investments in securities and instruments in foreign markets involve substantial risks not typically associated with investments in U.S. securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and thereby impact the Fund’s total return on such assets. The Fund may utilize options and forward contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.
Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets. The brokers (including those acting as sub-custodians) and custodian banks are subject to various laws and regulations in the relevant jurisdictions that are designed to protect their customers in the event of their insolvency.
To the extent the Fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets.
Depositary Receipts
Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Repurchase Agreements
The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Adviser, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
Convertible Securities
Although the equity investments of the Fund consists primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, the Fund’s’ Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Other Investment Companies
The Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.
In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest in other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. Rule 12d1-4, which became effective on January 19, 2021, permits the Fund to invest in other investment companies, including money market funds, beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Following this effectiveness, an investment company is no longer able to rely on these exemptive orders and no-action letters, and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).
Securities Lending
The Fund may lend its securities in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 102% collateral for domestic securities and 105% cash collateral for foreign securities from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice.
The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

The Board appoints agents to be responsible for monitoring the creditworthiness of borrowers. To the extent the Fund is participating in securities lending, on a quarterly basis, the Board reviews a report regarding the Fund’s loans. Such report includes, among other things, the identity and value of all securities comprising each loan, the length of time that the loan has been outstanding, the amount earned by the Fund, the amount of fees paid in connection with the loan and the ratio of the value of the collateral to the value of the loan.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
The Fund participates in a securities lending arrangement where the Fund may lend certain of its portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio. U.S. Bancorp Asset Management, Inc. serves as the Fund’s securities lending agent. For the most recent fiscal period ended March 31, 2023, the Funds’ securities lending activities resulted in the following:

Gross income from securities lending activities:	$145,100
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$(2,320)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(919)
Administrative fees not included in revenue split
Indemnification fee not included in revenue split
Rebates (paid to borrower)	$(134,898)
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities	$(138,137)

Net income from securities lending activities:	$6,963
Recent Market Events
Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, beginning in 2020 a novel strain of coronavirus (COVID-19) spread globally, which resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world.

Borrowing
The Fund may engage in borrowing. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Restrictions” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Illiquid Investments
While the Fund has no present intention to do so, the Fund may be invested in securities that become illiquid investments, which may include securities that are not readily marketable and securities that are not registered under the Securities Act. The Fund may not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act. The Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are more liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investments in illiquid investments may have an adverse impact on NAV.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such investments are illiquid depends on the market that exists for the particular investment. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. An investment which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on the Fund’s liquidity.

Cyber Security Risk
Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund, the Adviser or the Sub-Adviser, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.
Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For these purposes, a “majority of the outstanding voting securities” of the Fund means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.
The Fund may not:
(1)With respect to 75% of its total assets: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.
(2)Issue senior securities, borrow money or pledge their assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies;
(3)Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);
(4)Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

(5)Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;
(6)Make personal loans of money or loans of its assets to persons who control or are under common control with the Fund (except that the Fund may lend its portfolio securities, enter into repurchase agreements, purchase debt securities consistent with the investment policies of the Fund, and invest in loans, including assignments and participation interests); or
(7)Invest in the securities of any one industry or group of related industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry or group of related industries; except that, the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements with respect thereto.
Non-Fundamental Investment Policy
The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders.

PORTFOLIO TURNOVER
Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates.
The following are the portfolio turnover rates for the fiscal periods indicated below for the Fund, inclusive of the Predecessor Fund which reorganized into the Fund as of the close of business on November 18, 2022.

Fiscal year ended March 31, 2023	Fiscal year ended March 31, 2022
131%	116%

PORTFOLIO HOLDINGS POLICY
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Board has considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Board has also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Board has determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board also has authorized its CCO to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the Fund’s shareholders and potential conflicts of interest in making such disclosures.
The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics, and other relevant policies of the Fund and its service providers by the CCO, (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.
Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-PORT. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
In the event of a conflict between the interests of the Fund and its shareholders and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund and its shareholders, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.
In addition, material non-public holdings information may be provided without a lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: the Administrator; the Fund Accountant; the Custodian; the Transfer Agent; the Fund’s independent registered public accounting firm; counsel to the Fund or the Board (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities. Portfolio holdings information not publicly available with the SEC or on the Fund’s web site may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when the Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement. Such portfolio holdings disclosure must be approved under the Portfolio Holdings Policies by the Trust’s CCO.
In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation or other consideration in connection with the disclosure of information about the Fund’s portfolio holdings.
There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of Fund information by individuals or entities to which it is disclosed.

MANAGEMENT OF THE FUND
Board of Trustees
The management and affairs of the Fund is supervised by the Board of Trustees. The Board of Trustees consists of four individuals. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.
The Role of the Board of Trustees
The Board of Trustees provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser; Foreside Fund Services, LLC, the Fund’s principal underwriter (the “Distributor”); U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund's administrator (the “Administrator”) and transfer agent (the “Transfer Agent”); and U.S. Bank, N.A., the Fund’s Custodian, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board Meetings, which are held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Trustees that are not considered to be “interested persons” of the Fund, as defined by the 1940 Act (“Independent Trustees”) – Messrs. David A. Massart, Leonard M. Rush, David M. Swanson and Robert J. Kern. Accordingly, 100% of the members of the Board are Independent Trustees, who are Trustees that are not affiliated with the investment adviser to the Fund or its affiliates or other service providers to the Fund. Prior to July 6, 2020, Mr. Kern was considered an “interested person” of the Trust as defined in the 1940 Act (“Interested Trustee”). He was considered an Interested Trustee by virtue of the fact that he had served as a board member of Quasar Distributors, LLC, which acts as principal underwriter to many of the Trust’s underlying funds and had been an Executive Vice President of the Administrator. The Board has established two standing committees, an Audit Committee and a Nominating & Governance Committee. The Committees are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating & Governance Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged independent counsel to advise them on matters relating to their responsibilities in connection with the Trust, as well as the Fund.

The Independent Trustees have appointed Leonard M. Rush as Chairman. Prior to July 6, 2020, Mr. Kern served as Chairman of the Trust and Mr. Rush served as lead Independent Trustee with the responsibilities to coordinate activities of the Independent Trustees, act as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, help to set Board meeting agendas, and serve as chair during executive sessions of the Independent Trustees.
In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating & Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.
The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated or unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.
The Board has determined that the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating & Governance Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management
As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board of Trustees during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, Mr. Rush, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the President, Treasurer and the Fund's independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund's financial reporting function. The full Board of Trustees receives reports from the investment advisers to the underlying series as to investment risks.

Trustees and Officers
The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Chairman, Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	32	Retired; Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Independent Trustee, ETF Series Solutions (57 Portfolios) (2012-Present)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 2011	32	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	Independent Trustee, ETF Series Solutions (57 Portfolios) (2012-Present)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	32	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present).	Independent Trustee, ALPS Variable Investment Trust (7 Portfolios) (2006 to Present); Independent Trustee, RiverNorth Funds (3 Portfolios) (2018 to Present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Portfolio) (2019 to Present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Portfolio) (2018 to Present); RiverNorth Capital and Income Fund (1 Portfolio) (2018 to Present); RiverNorth Opportunities Fund (1 Portfolio) (2015 to Present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Portfolio) (2019 to Present); RiverNorth Flexible Municipal Income Fund, Inc. (1 Portfolio) (2020 to Present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 Portfolio) (2021 to Present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 Portfolio) (2022 to Present).
Robert J. Kern 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Trustee	Indefinite Term; Since January 2011	32	Retired (2018 – present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Treasurer, Principal Financial Officer and Vice President	Indefinite Term; Since August 2019 (Treasurer); Indefinite Term; Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
John Hadermayer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1977	Secretary	Indefinite Term; Since May 2022	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2022-present); Executive Director, AQR Capital Management, LLC (2013-2022).	N/A
Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer and Vice President	Indefinite Term; Since May 2016 (Assistant Treasurer); Indefinite Term; Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Sara J. Bollech 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1977	Assistant Treasurer and Vice President	Indefinite Term: Since November 2021	N/A	Officer, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Peter A. Walker, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1993	Assistant Treasurer and Vice President	Indefinite Term: Since November 2021	N/A	Officer, U.S. Bancorp Fund Services, LLC (2016-present).	N/A
Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.
Mr. Kern’s trustee attributes include substantial industry experience, including over 35 years of service with U.S. Bancorp Fund Services, LLC (the fund accountant (“Fund Accountant”), Administrator and Transfer Agent to the Trust) where he managed business development and the mutual fund transfer agent operation including investor services, account services, legal compliance, document processing and systems support. He also served as a board member of U.S. Bancorp Fund Services, LLC and previously served as a board member of Quasar Distributors, LLC (the principal underwriter of many of the Trust's series). The Board believes Mr. Kern’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Massart’s trustee attributes include substantial industry experience, including over two decades working with high net worth individuals, families, trusts and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers and manage client relationships. He is currently Partner and Managing Director of Beacon Pointe Advisors, LLC. Previously, he served as Chief Investment Strategist and lead member of the investment management committee of the SEC registered investment advisory firm he co-founded. He also previously served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC. The Board believes Mr. Massart’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Rush’s trustee attributes include substantial industry experience, including serving in several different senior executive roles at various global financial services firms. He most recently served as Managing Director and Chief Financial Officer of Robert W. Baird & Co. Incorporated and several other affiliated entities and served as the Treasurer for Baird Funds. He also served as the Chief Financial Officer for Fidelity Investments’ four broker-dealers and has substantial experience with mutual fund and investment advisory organizations and related businesses, including Vice President and Head of Compliance for Fidelity Investments, a Vice President at Credit Suisse First Boston, a Manager with Goldman Sachs, & Co. and a Senior Manager with Deloitte & Touche. Mr. Rush has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Rush’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee and as the Chairman to carry out oversight responsibilities with respect to the Trust.
Mr. Swanson’s trustee attributes include substantial industry experience, including over 35 years of senior management and marketing experience with over 30 years dedicated to the financial services industry. He is currently the Founder and Managing Principal of a marketing strategy boutique serving asset and wealth management businesses. He has also served as Chief Operating Officer and Chief Marketing Officer of Van Kampen Investments, President and Chief Executive Officer of Scudder, Stevens & Clark, Canada, Ltd., Managing Director and Head of Global Investment Products at Morgan Stanley, Director of Marketing for Morgan Stanley Mutual Funds, Director of Marketing for Kemper Funds, and Executive Vice President and Head of Distribution for Calamos Investments. The Board believes Mr. Swanson’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
The discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.

Trustee and Management Ownership of Fund Shares
The following table shows the dollar range of Fund shares and shares in other portfolios of the Trust beneficially owned by the Trustees as of the calendar year ended December 31, 2022.

Name	Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
Leonard M. Rush	None	None
David A. Massart	None	None
David M. Swanson	None	$50,001-$100,000
Robert J. Kern	None	None
As of the date of this Prospectus, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.

Board Committees
Audit Committee. The Trust has an Audit Committee, which is comprised of all the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund's independent registered public accounting firm concerning the scope of the audit and the auditor’s independence. The Audit Committee met once with respect to the Fund during the Fund’s fiscal year ended March 31, 2023.
Nominating & Governance Committee. The Trust has a Nominating & Governance Committee, which is comprised of all the Independent Trustees. The Nominating & Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.
The Nominating & Governance Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Nominating & Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Bylaws. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not fewer than 120 days, and no more than 150 days, prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis. The Nominating & Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. The Nominating & Governance Committee met once during the Fund’s fiscal year ended March 31, 2023.
Trustee Compensation
The Trustees receive an annual retainer of $110,000. The Chairman of the Audit Committee receives additional compensation of $14,000, the Chairman of the Nominating & Governance Committee receives additional compensation of $8,000 and the Chairman of the Board of Trustees receives $12,500 annually. Prior to January 1, 2023, the Trustees received $6,000 for regularly scheduled meetings and $2,500 for additional meetings. Effective January 1, 2023, the Trustees receive $8,000 for regularly scheduled meetings and $2,500 for additional meetings.
The following table sets forth the compensation received by the Trustees for the Fund's fiscal year ending March 31, 2023.

Name of Person/Position	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust(2) Paid to Trustees
Leonard M. Rush, Chairman, Independent Trustee and Audit Committee Chairman	$1,566	None	None	$170,500
David A. Massart, Independent Trustee	$1,359	None	None	$144,000
David M. Swanson, Independent Trustee and Nominating & Governance Committee Chairman	$1,422	None	None	$152,000
Robert J. Kern, Independent Trustee	$1,359	None	None	$144,000
(1)    Trustees fees and expenses are allocated among the Fund and any other series comprising the Trust.
(2)    The Trust includes other portfolios in addition to the Fund.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. The following tables list the shareholders considered to be either a control person or a principal shareholder of each class of the Fund as of June 30, 2023.

Institutional Class
Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Company Inc. Special Custody Account FBO Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1901	75.64	Record
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	13.05	Record

Advisor Class
Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Company Inc. Special Custody Account FBO Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1901	94.36	Record

Investment Adviser
CornerCap Investment Counsel, Inc., the investment adviser, is located at 1355 Peachtree Street NE, Suite 1700, Atlanta, GA 30309. The Adviser was formed in 1989 and has over two decades of experience providing investment management services to various funds. The Adviser is controlled by Mr. Thomas E. Quinn.
The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser provides the personnel needed to fulfill its obligations under its advisory agreement, performs certain administrative services and furnishes office space necessary to perform such duties. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.88% of the Fund’s average daily net assets. A discussion regarding the basis of the Board’s approval of the investment advisory agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person (or in another manner permitted under the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
In addition to the management fees payable to the Adviser, the Fund is responsible for their own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and pay the Fund’s expenses, as specified in the Prospectus. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least November 18, 2025. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser.
The total advisory fees paid by the Fund for the fiscal year ended March 31, 2023 is set forth in the following table. The amounts shown are only for the period of the Reorganization as of the close of business on November 18, 2022 through March 31, 2023.

	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
Fiscal year ended March 31, 2023*	$422,303	$90,816	$331,487
* For the period of the date of the Reorganization as of the close of business November 18, 2022 through March 31, 2023.

The following table describes the advisory fees paid by the Predecessor Fund to CornerCap Investment Counsel, Inc. under the Predecessor Fund’s advisory agreement.

	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
Fiscal year ended March 31, 2023*	$788,219	$0	$788,219
Fiscal year ended March 31, 2022	$1,481,482	$0	$1,481,482
Fiscal year ended March 31, 2021	$1,204,187	$0	$1,204,187
* For the period of April 1, 2022 through the date of the Reorganization as of the close of November 18, 2022.
Portfolio Managers
J. Cannon Carr, Jr., Chief Investment Officer of the Adviser, Jeffrey P. Moeller, Director of Research of the Adviser, and Joshua Tucker, Research Analyst of the Adviser are the portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s investments.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within various categories as of March 31, 2023.
J. Cannon Carr, Jr.

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets Performance Fee Accounts
Registered Investment Companies	1	$152 million	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0
Jeffrey P. Moeller

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets Performance Fee Accounts
Registered Investment Companies	1	$152 million	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	47	$165 million	0	$0
Joshua Tucker

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets Performance Fee Accounts
Registered Investment Companies	1	$152 million	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	5	$12 million	0	$0
Material Conflicts of Interest.
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each an “Account” and collectively “Accounts”).
In general, Accounts managed by the Adviser focus on the same or a similar investment discipline, so that the Accounts are managed in the same or a similar way and hold many of the same securities at the same time. Nevertheless, the management of multiple Accounts may give rise to potential conflicts of interest to the extent the Accounts have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, as Mr. Carr, Mr. Moeller, and Mr. Tucker must allocate time and investment ideas across these different Accounts. The management of multiple Accounts may also give rise to potential conflicts of interest as Mr. Carr, Mr. Moeller, and Mr. Tucker will devote unequal time and attention to the management of different Accounts, either due to the differences among the Accounts listed above, or due to particular concerns or issues that may arise from time to time with one or more Accounts.

Because Accounts may have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, there may be times when different Accounts hold different securities. These conditions may give rise to potential conflicts of interest to the extent Mr. Carr, Mr. Moeller, and Mr. Tucker direct transactions for one Account that may adversely impact the value of securities held by another Account. Securities selected for Accounts other than the Fund may outperform the securities selected for the Fund from time to time.
With respect to securities transactions for the Fund, the Adviser determines or will determine (as applicable) the broker that executes or will execute each order, which determinations shall be made consistent with the duty to seek best execution of the transaction. The Adviser has adopted a policy that is designed to address conflicts of interests with respect to “bunched trades,” in the same security for the same Accounts on the same day.
Although Mr. Carr, Mr. Moeller, and Mr. Tucker generally do not trade securities in their personal accounts, the Adviser and the Fund have adopted codes of ethics that, among other things, permit personal trading by employees (including the Adviser’s portfolio managers) where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.
In general, the Adviser does not invest Accounts in private placements, initial public offerings or similar limited investment opportunities. However, to the extent that Mr. Carr, Mr. Moeller, and Mr. Tucker recommends a limited investment opportunity for multiple Accounts, the Adviser has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by the Adviser; provided, however, that the Adviser may determine a minimum amount that accounts must be able to purchase to participate.
Compensation.
The salaries of Mr. Carr, Mr. Moeller, and Mr. Tucker are fixed cash salaries paid on a monthly basis by the Adviser. Each of Mr. Carr, Mr. Moeller, and Mr. Tucker is eligible to participate in the Adviser’s retirement plan arrangements. The portfolio managers’ compensation is not linked to any specific factors, such as the Fund’s performance or asset levels, although positive performance and growth in managed assets are factors that may contribute to the profits and overall revenue growth of the Adviser. Mr. Carr, Mr. Moeller, and Mr. Tucker, each as a minority owner of the Adviser, participates in the profits of the Adviser after all expenses are paid. Since profits are expected to increase as assets increase, Mr. Carr, Mr. Moeller, and Mr. Tucker are expected to receive increased profits through their ownership of the Adviser as Account assets (including, without limitation, the assets of the Fund) increase.
Securities Owned in the Fund by the Portfolio Managers. As of the date of this SAI, no portfolio manager of the Fund beneficially owned any shares of the Fund. As of March 31, 2023, the dollar range of the shares of the Predecessor Fund beneficially owned was as follows:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; Over $1,000,000)
J. Cannon Carr, Jr.	$100,001 - $500,000
Jeffrey P. Moeller	$500,001 - $1,000,000
Joshua Tucker	$100,001 - $500,000
CODES OF ETHICS
The Trust and the Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES
The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of the Adviser’s investment advisory services, subject to the supervision and oversight of the Board of Trustees. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll-free, (800) SEC-0330 or by accessing the SEC’s website at www.sec.gov.
The Adviser has adopted a Proxy Voting Policy that it uses to vote proxies for its clients, including the Fund. A copy of this Proxy Voting Policy is set forth in Appendix A.
The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free at (888) 813-8637 and on the SEC’s website at www.sec.gov.

OTHER SERVICE PROVIDERS
Pursuant to an administration agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Administrator to the Fund. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; arranging for the maintenance of books and records of the Fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or any matter pertaining to the distribution of Fund shares. Pursuant to the Administration Agreement, for its services, Fund Services receives from the Fund a fee computed daily and payable monthly based on the Fund’s average daily net assets, subject to an annual minimum fee. Fund Services also acts as Fund Accountant, Transfer Agent and dividend disbursing agent under separate agreements with the Trust. For the period of the Reorganization as of the close of business on November 18, 2022 through March 31, 2023, the Fund paid $41,515 in administration and accounting fees.
Pursuant to a custody agreement between the Trust and the Fund, U.S. Bank N.A., an affiliate of Fund Services, serves as the custodian of the Fund’s assets (the “Custodian”). For its services, the Custodian receives a monthly fee based on a percentage of the Fund’s assets, in addition to certain transaction-based fees, and is reimbursed for out-of-pocket expenses. The Custodian’s address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian holds the securities in the Fund’s portfolios and other assets for safekeeping. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. U.S. Bank and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, is the independent registered public accounting firm for the Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and as independent legal counsel to the Board.

EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.
While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Investment decisions for the Fund is made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed fair and reasonable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.
The following table sets forth the amount of brokerage commissions paid by the Fund during the fiscal period ended March 31, 2023. The amounts shown are only for period of the Reorganization as of the close of business on November 18, 2022 through March 31, 2023.

Brokerage Commissions
Fiscal year ended March 31, 2023*	$80,826
* For the period of the date of the Reorganization as of the close of business November 18, 2022 through March 31, 2023.

The following table shows the brokerage commissions paid by the Predecessor Fund during the fiscal years indicated.

Brokerage Commissions
Fiscal year ended March 31, 2023*	$136,599
Fiscal year ended March 31, 2022	$247,864
Fiscal year ended March 31, 2021	$187,605
* For the period of April 1, 2022 through the date of the Reorganization as of the close of November 18, 2022.

The table set forth below shows the total commissions paid for research services by the Fund, along with the principal value of the transactions, for the fiscal year ended March 31, 2023 (inclusive of the period prior to the Reorganization):

Commissions	Principal Value
$217,425	$363,079,279

ADDITIONAL PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of the Fund’s shares.
How to Buy Shares
You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.
The public offering price of Fund shares is the NAV per share. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order (i.e., the written request contains your account number, states whether you want all or some of your shares redeemed, and is signed by all of the shareholders whose names appear on the account registration). In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.
Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
Global Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Global Fund Services fails to employ reasonable procedures, the Fund and Global Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Global Fund Services.
Redemptions In-Kind
Under normal circumstances, the Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests during any 90-day period in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.
Redemption Fee
The Fund charges a 0.50% redemption fee that is applicable to all redemptions made within 30 days of your initial purchase of shares in the Fund. The redemption fee is not a fee to finance sales or sales promotion expenses, but are paid to the Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares. Redemption fees are deducted from redemption proceeds and retained by the Fund, not the Adviser. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

DETERMINATION OF SHARE PRICE
The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
The NAV per share is computed by determining the “Net Assets” of each class and dividing by the total number of shares outstanding of each class at such time. The Net Assets of the Fund is calculated by (1) taking the value of all assets, less liabilities, held by the Fund; and (2) subtracting “Accrued Expenses.”

Net Assets	=	Net Asset Value Per Share
Shares Outstanding
The Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the policies and procedures of the Fund and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above
The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. In addition, the Fund’s investments in smaller capitalization companies are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. The Trust anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

DISTRIBUTIONS AND TAX INFORMATION
Distributions
The Fund intends to pay out dividends, if any, annually, and distribute any net realized capital gains to its shareholders at least annually. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.
Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the amount and federal income tax status of all distributions.
Tax Information
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s prospectus is not intended as a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986 (the “Code”) and the Treasury Regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund the owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”
As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends-paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that distributions will be sufficient to eliminate all taxes.
If, for any taxable year, the Fund were to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation at the corporate tax rate, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, the Fund may cure a failure to qualify as RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a  taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.
Federal Excise Tax. To avoid a non-deductible excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12 month period ending on October 31 during such year, and (iii) any retained amount from the prior calendar year on which the Fund or shareholders paid no income tax. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.
Distributions to Shareholders. The Fund’s net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.
Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income or, for non-corporate shareholders, as qualified dividend income. Distributions from the Fund’s net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. In general, to the extent that the Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for non-corporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. In order for a dividend on certain preferred stock to be treated as qualified dividend income, the shareholder must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend. The holding period requirements described in this paragraph apply to shareholders’ investments in the Fund and to the Fund’s investments in underlying dividend-paying stocks. Because the Fund will invest in debt securities and not in equity securities of corporations, Fund distributions will generally not be eligible for the reduced rates applicable to qualified dividend income for individual shareholders or the corporate dividends-received deduction for corporate shareholders.

There is no requirement that the Fund take into consideration any tax implications when implementing their investment strategies. If the Fund’s distributions exceed its current and accumulated earnings and profits (as calculated for U.S. federal income tax purposes), all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.
Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.
A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions. This is known as “buying a dividend” and should be avoided by taxable investors.
A dividend or other distribution by the Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.
Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.
The Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
At March 31, 2023, the Fund did not have capital loss carryforwards, and accordingly, no provision for federal income or excise taxes has been made.
Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.
Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the applicable Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is the first-in first-out method, this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. A shareholder may elect, on an account-by-account basis, to use a method other than first-in first-out method by following procedures established by the Fund or their administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the first-in first-out method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the first-in first-out method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.
Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding at the current rate of 24% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Fund will not pay any additional amounts in respect to any amounts withheld.
A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a real estate investment trust that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.
This discussion and the related discussion in the Prospectus have been prepared by the Fund’s management. The information above is only a summary of some of the federal income tax considerations generally affecting the Fund and their shareholders. No attempt has been made to discuss individual tax consequences, and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local or foreign taxation.

DISTRIBUTION OF FUND SHARES
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution (Rule 12b-1) Plan. The Fund has adopted a distribution plan for Advisor Class shares pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Fund pays a fee to the Distributor for distribution and/or shareholder services (the “Distribution and Servicing Fee”) at an annual rate of 0.25% of the Fund’s average daily net assets of the Fund’s Advisor Class. The 12b-1 Plan provides that the Distributor may use all or any portion of the Fund’s Distribution and Servicing Fee to finance any activity that is principally intended to result in the sale of the Fund’s shares, subject to the terms of the 12b-1 Plan, or to provide certain shareholder services. The 12b-1 Plan is intended to benefit the Fund by increasing its assets and thereby reducing the Fund’s expense ratio.
The Distribution and Servicing Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution and Servicing Fee is not directly tied to expenses, the amount of distribution fees paid by Advisor Class shares during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.
The Distributor may use the Distribution and Servicing Fee to pay for services covered by the 12b-1 Plan including, but not limited to, advertising; compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares; the printing and mailing of prospectuses, statements of additional information, and reports; the printing and mailing of sales literature pertaining to the Fund; and obtaining whatever information, analyses, and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.
The 12b-1 Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the Independent Trustees cast in person at a meeting called for that purpose, provided that such trustees have made a determination that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders. It is also required that the Independent Trustees, select and nominate all other trustees who are not “interested persons” of the Fund. The 12b-1 Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s shares outstanding. All material amendments to the 12b-1 Plan or any related agreements must be approved by a vote of a majority of the Board and the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.
The 12b-1 Plan requires that the Distributor provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the 12b-1 Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the 12b-1 Plan should be continued.
As noted above, the 12b-1 Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets (as discussed below) and affiliates of the Adviser), plan administrators, and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services) and for the provision of personal services to shareholders. The payments made by the Fund to financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the 12b-1 Plan, the Fund may, from time to time, make payments under the 12b-1 Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the 12b-1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

In addition, the Fund may participate in various “mutual fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Distributor may use all or a portion of the Distribution and Servicing Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.
The table below shows the allocation of distribution (12b-1) fees paid by the Fund during the fiscal year ended March 31, 2023. Amounts shown are only for period of the Reorganization as of the close of business on November 18, 2022 through March 31, 2023.

Advertising/Marketing	—
Printing/Postage	—
Payment to distributor	—
Payment to dealers	$6
Compensation to sales personnel	—
Other	—
Total	$6
The Predecessor Fund did not have a 12b-1 Plan.

SHAREHOLDER SERVICING PLAN
Pursuant to a Shareholder Service Plan (the “Plan”) adopted by the Trust on behalf of the Fund, the Adviser is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund (“Shareholder Servicing Activities”). Under the Plan, the Adviser may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Fund, including affiliates of the Adviser.
Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Fund; (2) aggregating and processing orders involving the shares of the Fund; (3) processing dividend and other distribution payments from the Fund on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Fund; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Fund to shareholders; (7) assisting shareholders in changing the Fund’s records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Adviser may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.
As compensation for the Shareholder Servicing Activities, the Fund pays Service Organizations or the Adviser an annual fee of up to 0.05% of the respective average daily net assets of the Fund’s Advisor Class shares. For the period of the Reorganization as of the close of business on November 18, 2022 through March 31, 2023, the Fund paid $1 in Shareholder Servicing Plan fees.

The Predecessor Fund did not have a Shareholder Service Plan.

MARKETING AND SUPPORT PAYMENTS
The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:
Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deborah Ward has been designated as the Trust’s Anti-Money Laundering Compliance Officer.
Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

FINANCIAL STATEMENTS
The Fund’s annual report to shareholders for the fiscal year ended March 31, 2023 is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein, are incorporated by reference into this SAI.

APPENDIX A: PROXY VOTING POLICY
Voting Guidelines: The Adviser has engaged the proxy voting advisory service, Proxy Monitor, Inc. (“Proxy Monitor”) to provide the Adviser with recommendations with respect to proxy voting decisions (the “Recommendations”). Proxy Monitor’s proxy voting guidelines are subject to change in Proxy Monitor’s discretion, but a summary of Proxy Monitor’s voting guidelines is set forth below:
Independent Boards of Directors
●    We support an independent board of directors. Ordinarily, we will not vote against a slate of directors simply because it fails to meet the independence standard. We will do so, however, if corporate performance, over a reasonable period of time, is unsatisfactory.
●    We prefer that each board has an independent nominating committee. We will not ordinarily vote against a slate of directors simply because the board lacks a properly constituted nominating committee. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.
Independent Auditors
●    We will generally support the choice of auditors recommended by the corporation’s directors, specifically by the audit committee of these directors. The instances of auditors being changed other than as a result of routine rotation will be reviewed on a case-by-case basis.
●    A significant majority of revenues generated by the accounting firm through its relationship with the company should come from the audit function proper. Where there is no disclosure, or a breakdown of the fees and the non-audit fee is greater than the audit fee without further clarification, we will not support the re-election of the outside auditor.
●    Where non-audit fees have been detailed, we will consider each fee on a case-by-case basis, but we will not support a renewal of the auditor on the grounds that the independence of the auditor has been compromised.
Compensation Review Process
●    We support the establishment of an independent compensation committee. We will not ordinarily vote against a slate of directors simply because the board lacks a properly constituted compensation committee. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.
Board Size
●    We support a board size of 5 to 16 members. We will not ordinarily vote against a slate of directors simply because the size of the board is outside the guideline. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.
Cumulative Voting
●    We will review cumulative voting proposals on a case-by-case basis, voting for such proposals when they ensure an independent voice on an otherwise unresponsive board of directors.

Classified or Staggered Boards
●    We prefer the annual election of all directors. We will generally not support proposals that provide for staggered terms for board members.
●    When a proposal to adopt staggered terms for directors has been approved by a vote of shareholders, we will generally support the directors who are standing for staggered terms in those instances in which a vote for such directors is viewed to be in the financial interest of the shareholders and in conformity with the guidelines for the election of directors. We do not believe it is appropriate to vote against such directors simply as an indication of disagreement with the manner in which directors are elected.
Separation of Board and Management Roles
●    We support the separation of board and management roles. We will not ordinarily vote against a slate of directors where there does not exist a separation of board and management roles. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.
Director Liability and Indemnification
●    We will generally support proposals that limit directors’ liability and provide indemnification, subject to the qualifications outlined below.
Management and Director Compensation/Stock Option Plans
●    We assess proposed stock option plans on a case-by-case basis. We review the features of each plan together with the other aspects of total compensation and, after considering each of the issues, determine whether the plan on the whole is reasonable.
●    We look to support stock option plans with some or all of the following features:
○    Total potential dilution is ideally less than 5%, but in any circumstances, is less than 10%.
○    The “burn rate”– the number of options granted in a given year expressed as a percentage of     shares outstanding – is restricted to less than 1% of the shares outstanding (or 20% of the options available under the plan).
○    There are specific performance criteria for the award of options or the vesting of options already granted.
○    Options granted have a life of five years or less.
○    Options do not vest immediately and vest over a period of at least 40% of the life of the options.
○    Directors do not have the flexibility to set the terms of the options to be granted or modify the terms of options already granted.
○    There are strict limits placed on the director’s ability to participate in the plan, in particular, that there is a specific and objective formula for the award of director options.
○    There is not an overly strong concentration of options granted to the most senior executive(s).
●    Form of Vehicle: We will review the granting of stock options, stock appreciation rights, phantom shares and restricted stock on a case-by-case basis.

●    Price: We will generally support plans whose underlying securities are to be issued at no less than 100% of the current market value.
●    Re-pricing: We will not support plans that allow the board of directors to lower the exercise price of options already granted. We will not support proposals that, directly or indirectly, would reduce the exercise price of options already granted.
●    Expiry: We will generally support plans whose options have a life of no more than five years. We will review on a case-by-case basis those plans whose options have a life of more than five years. We will generally not support “evergreen” stock option plans.
●    Dilution: We will generally support stock option plan amendments if the total potential dilution does not exceed 5%, and the so-called “burn rate” is less than 1% per annum. We will review on a case-by-case basis stock option plans that provide for total potential dilution exceeding 5% but less than 10%, or where the “burn rate” exceeds 1% per annum. We will generally not support stock option plans that provide for potential dilution in excess of 10% or where the “burn rate” exceeds 2% per annum.
●    Vesting: We will generally not support stock option plans that are 100% vested when granted.
●    Performance Vesting: We will generally support stock option plans that link the granting of options, or the vesting of options previously granted, to specific performance targets. This is especially important for plans above the 5% potential dilution threshold.
●    Concentration: We will generally not support stock option plans that authorize allocation of 25% or more of the available options to any one individual.
●    Director Eligibility: We will generally support stock option plans for directors where the terms and conditions of director options are clearly defined and are reasonable. In particular, we look for a specific and objective formula for the award of director options. We will generally not support those plans that provide for discretionary director participation.
●    Change in Control: We will not support stock option plans with change in control provisions if the provisions allow option holders to receive more for their options than shareholders would receive for their shares. We will not support changes in control arrangements developed in the midst of a takeover fight specifically to entrench management. We will not support the granting of options or bonuses to outside directors “in the event” of a change of control as the independence of outside directors will be compromised if they are eligible for additional severance benefits in the event of a change of control.
●    Board Discretion: We will not support plans that give the board broad discretion in setting the terms and conditions of programs. Such programs must be submitted to shareholders with adequate detail regarding their cost, scope, frequency and schedules for exercising the options.
●    Employee Loans: We will generally not support the corporation making loans to employees to allow employees to pay for stock or options. Excessive loans expose the company to risk as a result of potentially uncollectible debts and may inhibit the termination of employees who are in debt to the company. Executives seeking to buy stock or options should be encouraged to obtain credit from more conventional, market-rate sources, such as banks or company credit unions.
●    Omnibus Plans: We will generally not support omnibus stock option plans (three or more types of awards in one plan). We believe that shareholders should vote on the separate components of such plans rather than be forced to consider the “take-all” approach of an omnibus collection. Although we are opposed to the concept of omnibus plans, we will review each element to determine whether the specific benefits being offered are contrary to our other guidelines in this category.

●    Disclosure: We strongly support the expensing of foregone option premiums in a company’s income statement, together with detailed footnote disclosure of option costs.
Director Compensation
●    We will generally support proposals that call for a certain percentage of directors’ compensation to be in the form of common stock. We will not ordinarily vote against a slate of directors where there does not exist a practice of paying some percentage of director compensation in common stock. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.
Golden Parachutes
●    We will review severance compensation arrangements on a case-by-case basis. We will not support “golden parachutes” that we deem to be excessive.
Shareholders Rights Plans
●    We will review shareholder rights plans on a case-by-case basis. We will generally not support shareholder rights plans that go beyond ensuring equal treatment of shareholders in the event of a bid, and allowing the company sufficient time to consider alternatives to a bid.
●    We will look to support shareholder rights plans with all or substantially all of the following features:
○    The plan provides that the minimum bid period is not longer than 50 days.
○    The plan allows for partial bids.
○    The plan does not authorize the board to waive the plan’s application unless the plan is waived for all other subsequent bids.
○    The plan does not allow for the redemption of rights without shareholder ratification.
○    The plan does not contain exemptions for private placements.
○    The plan exempts soft lock-up agreements.
○    The plan requires shareholder ratification at least every three years.
○    The plan places a modest limit on the granting of any “break fees.
Going Private Transactions, Leveraged Buyouts and Other Purchase Transactions
●    We will evaluate going private transactions, leveraged buyouts and other purchase transactions on a case-by-case basis, but we will not support transactions that do not adequately compensate minority shareholders.
●    Whenever a publicly traded corporation seeks to become privately owned via a “going private transaction” or a “leveraged buyout,” we will carefully evaluate the proposal to determine whether the transaction is in the long-term best economic interests of shareholders or whether it is designed mainly to further the interests of one group of stakeholders at the expense of other shareholders. In addition to such an economic analysis, we will review the process by which the proposal was received. In this regard, we will consider whether:
○    Other potential bidders have had an opportunity to investigate the company and make competing bids; and

○    A valuation and/or “fairness opinion” has been obtained from a qualified and independent party, and the analysis and recommendations contained in that valuation or opinion support the proposal.
Lock-Up Arrangements
●    While we will evaluate potential arrangements on a case-by-case basis, we will generally not support “hard” lock-up arrangements (agreements between certain shareholders to sell their shares to a potential acquiring company before a formal offer is made to other shareholders) if these arrangements serve to prevent competing bids for a corporation in a takeover situation.
“Crown Jewel” Defenses
●    We review transactions on a case-by-case basis. We will generally not support crown jewel defenses (the selling of assets to a friendly third party to frustrate an attempted takeover) unless they are clearly in the interests of all shareholders.
Payment of Greenmail
●     We will support proposals that seek to prevent the payment of “greenmail” to an unwanted purchaser of the corporation. We will not support the payment of “greenmail” (the payment from corporate funds of a premium price to selected shareholders (often an unwanted purchaser of a company) without the opportunity for all shareholders to participate in such a purchase program).
Fair Price Amendments
●    We will support proposals that require a bidder for a corporation to pay every shareholder a fair price where a “fair” price is defined as the highest price paid to any shareholder under the offer.
Reincorporation
●    We will support reincorporation proposals (a proposal to re-establish the company in a different legal jurisdiction) when management and the board can demonstrate sound financial or business reasons for the move. However, we will generally not support reincorporation proposals that are made as part of an anti-takeover defense or solely to limit directors’ liability.
Shareholders Rights Issues
●    We will support resolutions to introduce confidential voting.
Dual Class Share Structures
●    We support one class of shares. We will generally not support the creation or extension of dual-class share structures.
Super-Majority Approval of Business Transactions
●    We will review supermajority proposals on a case-by-case basis; however, we will generally not support proposals in which management seeks to increase the number of votes required on an issue above two-thirds (66.7%) of the outstanding shares.
Increase in Authorized Shares

●    We will generally support proposals for the authorization of additional common shares provided the amount requested is necessary for sound business reasons. We will generally not support proposals that seek a 50% or more increase in authorized common shares when management does not demonstrate a specific need.
“Blank-Check” Preferred Shares
●    We will generally not support either the authorization of, or an increase in, blank check preferred shares.
Shareholder Proposals
●    We will evaluate shareholder proposals on a case-by-case basis. We will generally not support proposals that place arbitrary or artificial constraints on the company, its board, or management.
●    We will review stakeholder proposals on a case-by-case basis. We will generally not support proposals that seek to alter the responsibility of the directors to supervise the management of the business of the corporation or that create a wide range of peripheral considerations the directors must take into account in evaluating a business proposal.
Voting Procedures: Under normal circumstances, the Adviser will vote proxies for the Fund in accordance with the Recommendations. Notwithstanding the foregoing, the Adviser may vote differently from the Recommendations when the Adviser believes such vote is in the best interests of the Fund and their shareholders.
Conflicts: If with respect to any proxy vote for the Fund, the Adviser is aware of a conflict between the interests of a client and the interests of the Adviser or an affiliated person of the Adviser (e.g., a portfolio company is a client or an affiliate of a client of the Adviser), the Adviser will notify the Fund of the conflict and will vote the Fund’s shares in accordance with the instructions of the Trust’s Proxy Voting Committee.

MANAGED PORTFOLIO SERIES (the “Trust”)
PART C
(CornerCap Small-Cap Value Fund)

    OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Certificate of Trust – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on February 4, 2011.
	(2)
Amended and Restated Agreement and Declaration of Trust – incorporated herein by reference from Post-Effective Amendment No. 314 to Registrant’s Registration Statement on Form N-1A filed on October 24, 2017

(b)		Amended and Restated Bylaws – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.
(c)		Instruments Defining Rights of Security Holders – incorporated by reference to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws filed on May 5, 2011.
(d)	(1)
Investment Advisory Agreement between the Trust, on behalf of the CornerCap Small-Cap Value Fund, and CornerCap Investment Counsel, Inc. – incorporated herein by reference from Post-Effective Amendment No. 555 to the Registrant’s Registration Statement on Form N-1A Filed on November 10, 2022.

	(2)
Operating Expenses Limitation Agreement between the Trust, on behalf of the CornerCap Small-Cap Value Fund, and CornerCap Investment Counsel, Inc. – incorporated herein by reference from Post-Effective Amendment No. 555 to the Registrant’s Registration Statement on Form N-1A Filed on November 10, 2022.

(e)
Distribution Agreement between the Trust, on behalf of the CornerCap Small Cap Value Fund, and Foreside Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 555 to the Registrant’s Registration Statement on Form N-1A Filed on November 10, 2022.

(f)		Bonus or Profit Sharing Contracts – not applicable
(g)	(1)	Amended and Restated Custody Agreement between the Trust and U.S. Bank National Association – filed herewith.
	(2)
Amendment to Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference from Post-Effective Amendment No. 555 to the Registrant’s Registration Statement on Form N-1A Filed on November 10, 2022.

(h)	(1)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011

	(2)
Amendment to Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 555 to the Registrant’s Registration Statement on Form N-1A Filed on November 10, 2022.

	(3)	Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011
	(4)
Amendment to Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 555 to the Registrant’s Registration Statement on Form N-1A Filed on November 10, 2022.

1

	(5)	Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011
	(6)
Amendment to Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 555 to the Registrant’s Registration Statement on Form N-1A Filed on November 10, 2022.

(i)
Opinion and Consent of Counsel for the CornerCap Small-Cap Value Fund – incorporated herein by reference from Post-Effective Amendment No. 555 to the Registrant’s Registration Statement on Form N-1A Filed on November 10, 2022.

(j)	(1)	Consent of Independent Registered Public Accounting Firm for the CornerCap Small-Cap Value Fund – filed herewith.
	(2)
Powers of Attorney for Robert J. Kern, David A. Massart, Leonard M. Rush and David M. Swanson dated February 23, 2022 – incorporated herein by reference to Post-Effective Amendment No. 533 to the Registrant's Registration Statement on Form N-1A filed on March 18, 2022.

(k)		Omitted Financial Statements – not applicable.
(l)		Seed Capital Agreements – incorporated herein by reference to the Trust's registration statement on Form N-1A filed on May 5, 2011.
(m)	(1)	Rule 12b-1 Plan – filed herewith.
	(2)	Shareholder Services Plan – incorporated herein by reference from Post-Effective Amendment No. 555 to the Registrant’s Registration Statement on Form N-1A Filed on November 10, 2022.
(n)		Multiple Class Plan (Rule 18f-3) – incorporated herein by reference from Post-Effective Amendment No. 555 to the Registrant’s Registration Statement on Form N-1A Filed on November 10, 2022.
(o)		Reserved.
(p)	(1)	Code of Ethics for the Trust – incorporated herein by reference to Post-Effective Amendment No. 560 to the Trust’s registration on Form N-1A filed on February 27, 2023.
	(2)
Code of Ethics for CornerCap Investment Counsel, Inc. – incorporated herein by reference from Post-Effective Amendment No. 555 to the Registrant’s Registration Statement on Form N-1A Filed on November 10, 2022.

Item 29. Persons Controlled by or Under Common Control with Registrant

    No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the
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1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

    With respect to the Adviser, the response to this Item will be incorporated by reference to the Adviser’s Uniform Applications for Investment Adviser Registration (“Form ADV”) on file with the SEC. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.Absolute Shares Trust
4.ActivePassive Core Bond ETF, Series of Trust for Professional Managers
5.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
6.ActivePassive International Equity ETF, Series of Trust for Professional Managers
7.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
8.Adaptive Core ETF, Series of Collaborative Investment Series Trust
9.AdvisorShares Trust
10.AFA Multi-Manager Credit Fund
11.AGF Investments Trust
12.AIM ETF Products Trust
13.Alexis Practical Tactical ETF, Series of Listed Funds Trust
14.AlphaCentric Prime Meridian Income Fund
15.American Century ETF Trust
16.Amplify ETF Trust
17.Applied Finance Core Fund, Series of World Funds Trust
18.Applied Finance Explorer Fund, Series of World Funds Trust
19.Applied Finance Select Fund, Series of World Funds Trust
20.ARK ETF Trust
21.ARK Venture Fund
22.ASYMmetric ETFs Trust
23.B.A.D. ETF, Series of Listed Funds Trust
24.Bitwise Funds Trust
25.Bluestone Community Development Fund
26.BondBloxx ETF Trust
27.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
28.Bridgeway Funds, Inc.
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29.Brinker Capital Destinations Trust
30.Brookfield Real Assets Income Fund Inc.
31.Build Funds Trust
32.Calamos Convertible and High Income Fund
33.Calamos Convertible Opportunities and Income Fund
34.Calamos Dynamic Convertible and Income Fund
35.Calamos ETF Trust
36.Calamos Global Dynamic Income Fund
37.Calamos Global Total Return Fund
38.Calamos Strategic Total Return Fund
39.Carlyle Tactical Private Credit Fund
40.Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
41.Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
42.Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
43.Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
44.Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
45.Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
46.Center Coast Brookfield MLP & Energy Infrastructure Fund
47.Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
48.Clifford Capital International Value Fund, Series of World Funds Trust
49.Clifford Capital Partners Fund, Series of World Funds Trust
50.Cliffwater Corporate Lending Fund
51.Cliffwater Enhanced Lending Fund
52.Cohen & Steers Infrastructure Fund, Inc.
53.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
54.CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
55.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
56.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
57.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
58.Davis Fundamental ETF Trust
59.Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
60.Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
61.Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
62.Defiance Next Gen H2 ETF, Series of ETF Series Solutions
63.Defiance Pure Electric Vehicle ETF, Series of ETF Series Solutions
64.Defiance Quantum ETF, Series of ETF Series Solutions
65.Direxion Shares ETF Trust
66.Dividend Performers ETF, Series of Listed Funds Trust
67.Dodge & Cox Funds
68.DoubleLine ETF Trust
69.DoubleLine Opportunistic Credit Fund
70.DoubleLine Yield Opportunities Fund
71.DriveWealth ETF Trust
72.EIP Investment Trust
73.Ellington Income Opportunities Fund
74.ETF Opportunities Trust
75.Evanston Alternative Opportunities Fund
76.Exchange Listed Funds Trust
77.Fiera Capital Series Trust
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78.FlexShares Trust
79.Forum Funds
80.Forum Funds II
81.Forum Real Estate Income Fund
82.Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
83.Grayscale Future of Finance ETF, Series of ETF Series Solutions
84.Grizzle Growth ETF, Series of Listed Funds Trust
85.Guinness Atkinson Funds
86.Harbor ETF Trust
87.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
88.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
89.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
90.Horizon Kinetics Medical ETF, Series of Listed Funds Trust
91.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
92.IDX Funds
93.Innovator ETFs Trust
94.Ironwood Institutional Multi-Strategy Fund LLC
95.Ironwood Multi-Strategy Fund LLC
96.John Hancock Exchange-Traded Fund Trust
97.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
98.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.Mairs & Power Growth Fund, Series of Trust for Professional Managers
100.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.Manor Investment Funds
103.Merk Stagflation ETF, Series of Listed Funds Trust
104.Milliman Variable Insurance Trust
105.Mindful Conservative ETF, Series of Collaborative Investment Series Trust
106.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
107.Mohr Growth ETF, Series of Collaborative Investment Series Trust
108.Mohr Sector Navigator ETF, Series of Collaborative Investment Series Trust
109.Morgan Stanley ETF Trust
110.Morningstar Funds Trust
111.OTG Latin American Fund, Series of World Funds Trust
112.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
113.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
114.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
115.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
116.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
117.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
118.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
119.Palmer Square Opportunistic Income Fund
120.Partners Group Private Income Opportunities, LLC
121.Performance Trust Mutual Funds, Series of Trust for Professional Managers
122.Perkins Discovery Fund, Series of World Funds Trust
123.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
124.Plan Investment Fund, Inc.
125.PMC Core Fixed Income Fund, Series of Trust for Professional Managers
126.PMC Diversified Equity Fund, Series of Trust for Professional Managers
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127.Point Bridge America First ETF, Series of ETF Series Solutions
128.Preferred-Plus ETF, Series of Listed Funds Trust
129.Putnam ETF Trust
130.Quaker Investment Trust
131.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
132.Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
133.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
134.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
135.Renaissance Capital Greenwich Funds
136.Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
137.Reynolds Funds, Inc.
138.RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
139.RiverNorth Patriot ETF, Series of Listed Funds Trust
140.RMB Investors Trust
141.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
142.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
143.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
144.Roundhill BIG Bank ETF, Series of Listed Funds Trust
145.Roundhill BIG Tech ETF, Series of Listed Funds Trust
146.Roundhill Cannabis ETF, Series of Listed Funds Trust
147.Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
148.Roundhill MEME ETF, Series of Listed Funds Trust
149.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
150.Roundhill Video Games ETF, Series of Listed Funds Trust
151.Rule One Fund, Series of World Funds Trust
152.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
153.SHP ETF Trust
154.Six Circles Trust
155.Sound Shore Fund, Inc.
156.Sparrow Funds
157.Spear Alpha ETF, Series of Listed Funds Trust
158.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
159.STF Tactical Growth ETF, Series of Listed Funds Trust
160.Strategic Trust
161.Strategy Shares
162.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
163.Syntax ETF Trust
164.Tekla World Healthcare Fund
165.Tema ETF Trust
166.Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
167.Teucrium AiLA Long-Short Agriculture Strategy ETF, Series of Listed Funds Trust
168.Teucrium AiLA Long-Short Base Metals Strategy ETF, Series of Listed Funds Trust
169.The Community Development Fund
170.The Finite Solar Finance Fund
171.The Private Shares Fund
172.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
173.Third Avenue Trust
174.Third Avenue Variable Series Trust
175.Tidal ETF Trust
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176.Tidal Trust II
177.TIFF Investment Program
178.Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
179.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
180.Timothy Plan International ETF, Series of The Timothy Plan
181.Timothy Plan Market Neutral ETF, Series of The Timothy Plan
182.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
183.Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
184.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
185.Total Fund Solution
186.Touchstone ETF Trust
187.TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
188.TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
189.TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
190.TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
191.TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
192.TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
193.TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
194.TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
195.TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
196.TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
197.TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
198.TrueShares Structured Outcome (May) ETF, Listed Funds Trust
199.TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
200.TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
201.TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
202.TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
203.U.S. Global Investors Funds
204.Union Street Partners Value Fund, Series of World Funds Trust
205.Variant Alternative Income Fund
206.Variant Impact Fund
207.VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
208.VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
209.VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
210.VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
211.VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
212.VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
213.VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
214.VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
215.VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
216.VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
217.VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
218.VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
219.VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
220.VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
221.VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
222.VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
223.VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
224.VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
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225.VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
226.VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
227.VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
228.VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
229.VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
230.VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
231.Volatility Shares Trust
232.West Loop Realty Fund, Series of Investment Managers Series Trust
233.Wilshire Mutual Funds, Inc.
234.Wilshire Variable Insurance Trust
235.WisdomTree Digital Trust
236.WisdomTree Trust
237.WST Investment Trust
238.XAI Octagon Floating Rate & Alternative Income Term Trust

(b)The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)Not applicable.

8

Item 33. Location of Accounts and Records

    The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Maintained By:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association 1555 N. RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Investment Adviser	CornerCap Investment Counsel, Inc. 1355 Peachtree Street, Suite 1700 Atlanta, Georgia 30309
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

Item 34. Management Services

    Not applicable.

Item 35. Undertakings

    Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 572 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 572 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 27th day of July, 2023.

Managed Portfolio Series

By: /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer
President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 27th day of July, 2023.

	Signature	Title

	Robert J. Kern*	Trustee
Robert J. Kern

	David A. Massart*	Trustee
David A. Massart

	Leonard M. Rush*	Trustee
Leonard M. Rush

	David M. Swanson*	Trustee
David M. Swanson

	/s/ Brian R. Wiedmeyer	President and Principal Executive Officer
Brian R. Wiedmeyer

	/s/ Benjamin Eirich	Treasurer, Principal Financial Officer and Principal Accounting Officer
Benjamin Eirich

*By:	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Attorney-In-Fact pursuant to Power of Attorney
10